Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 10, 2007, by and between THIRD WAVE TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and DEERFIELD PRIVATE DESIGN FUND, L.P. (“Deerfield Private Design Fund”) and DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P. (“Deerfield Private Design International and together with Deerfield Private Design, the “Buyer”).
WHEREAS:
A. In connection with the Facility Agreement by and between the parties hereto of even date herewith (the “Facility Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Buyer Warrants in the amount described in the Facility Agreement, where each of the Warrants is exercisable into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants, all subject to the terms and conditions of the Facility Agreement; and
B. To induce the Buyer to execute and deliver the Facility Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws,
NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:
1. DEFINITIONS.
a. As used in this Agreement, the following terms shall have the following meanings:
(i) “Buyer” means the purchaser of Warrants pursuant to the Facility Agreement specified on the signature page hereof, and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.
(ii) “Filing Deadline,” for each Registration Statement required to be filed hereunder, shall mean a date that is thirty (30) calendar days following the date the Warrants are issued.
(iii) “Registration Deadline” shall mean the earlier of (i) the date that is ninety (90) days after the date that the Registration Statement is actually filed or (ii) the date that is ninety (90) days after the Filing Deadline.
(iv) “Warrant(s)” means the warrants issued by the Company pursuant to the Facility Agreement.
(v) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).
(vi) “Registrable Securities,” for a given Registration, means (a) any shares of Common Stock (the “Warrant Shares”) issued or issuable upon exercise of or otherwise pursuant to the Warrants, (b) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants (without giving effect to any limitations on exercise set forth in the Warrants), (d) any other warrants or shares of common stock issued pursuant to the terms of the Facility Agreement, the Warrants or this Registration Rights Agreement, and (e) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

(vii) “Registration Statement(s)” means a registration statement(s) of the Company under the Securities Act required to be filed hereunder.
(viii) “Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.
2. REGISTRATION.
a. MANDATORY REGISTRATION. Following the issuance of the Warrants pursuant to the Facility Agreement, the Company shall prepare, and, on or prior to the applicable Filing Deadline (as defined above) file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities) covering the resale of the Registrable Securities issued on the applicable Issuance Date (as defined below) which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of or otherwise pursuant to the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the aggregate number of Warrant Shares that are then issuable upon exercise of or otherwise pursuant to the Warrants issued on the Issuance Date (as defined herein), without regard to any limitation on the Buyer’s ability to exercise the Warrants, respectively. The Company acknowledges that the number of shares initially included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon exercise of or otherwise pursuant to the Warrants issued on the Issuance Date and shall be amended if not sufficient. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the reasonable approval of) the Buyer and its counsel prior to its filing or other submission.
b. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to Buyer written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Buyer shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Buyer requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Buyer has requested inclusion hereunder as the underwriter shall permit;
PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and
PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which the Buyer is entitled to registration under this Section 2(b) is an underwritten offering, then the Buyer shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Buyer pursuant to this Section 2(b) shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.
3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:
a. The Company shall prepare promptly, and file with the SEC as soon as practicable after the date that the Warrants are issued under the Facility Agreement (the “Issuance Date”) (but no later than the Filing Deadline), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and in any event no later than the Registration Deadline, and shall keep the Registration Statement current and effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold and (ii) the date on which all of the Registrable Securities for such Registration Statement (in the opinion of counsel to the Buyer or other counsel proposed by the Company and reasonably acceptable to the Buyer) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.
b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement current and effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon exercise of or otherwise pursuant to the Warrants, without giving effect to any limitations on the Buyer’ ability to exercise the Warrants, the Company shall amend the Registration Statements, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on exercise contained in the Warrants or limitations on conversion or exercise) as of the Registration Trigger Date as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date (based on the Exercise Price (as defined in the Warrants) of the Warrants, and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. “Trading Day” shall mean any day on which the Common Sock is traded for any period on the NASDAQ Global Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.
c. The Company shall furnish to the Buyer and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Buyer. The Company will immediately notify the Buyer by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the

SEC as soon as practicable and shall file an acceleration request as soon as practicable, but no later than three (3) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.
d. The Company shall use best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyer shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.
e. As promptly as practicable after becoming aware of such event, the Company shall notify the Buyer of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Buyer as the Buyer may reasonably request.
f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.
g. The Company shall permit a single firm of counsel designated by the Buyer to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at Buyer’s own cost, a reasonable period of time prior to their filing with the SEC (not less than five (5) business days but not more then eight (8) business days) and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel.
h. The Company shall hold in confidence and not make any disclosure of information concerning the Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or rules of any securities exchange or trading market on which the Company’s securities are then listed or traded, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Buyer prior to making such disclosure, and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
i. The Company shall use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, and, if listed on a national exchange, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities.
j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

k. The Company shall cooperate with the Buyer who holds Registrable Securities being offered and the managing underwriter or underwriters with respect to a Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Buyer may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Buyer may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Buyer) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.
l. At the request of the Buyer, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.
m. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in a Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Buyer. In addition, the Company shall not offer any securities for its own account or the account of others in a Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Buyer.
n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to a Registration Statement.
o. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).
p. NASD Rule 2710 Filing; Broker Compensation. If required by the National Association of Securities Dealers, Inc. Corporate Financing Department, the Company shall promptly effect a filing with the NASD pursuant to NASD Rule 2710 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.
q. Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay or suspend the effectiveness of any Registration Statement or the use of any prospectus forming a part of the Registration Statement due to the non-disclosure of material, non-public information concerning Company the disclosure of which at the time is not in its best interest, in the good faith opinion of the Company (a “Grace Period”); provided, that the Company shall promptly notify the Buyer and the Deerfield Entities in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(q) and the date on which the Grace Period will begin (such notice, a “Commencement Notice”); and, provided further, that no Grace Period shall exceed 60 days, and such Grace Periods shall not exceed an aggregate total of 60 days during any 360 day period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date specified by the Company in the Commencement Notice and shall end on and include the date the Buyer receives written notice of the termination of the Grace Period by the Company (which notice may be contained in the Commencement Notice). The provisions of Section 3(e) hereof shall not be applicable during any Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.
4. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, the Buyer shall have the following obligations:
a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this

Agreement with respect to the Registrable Securities of the Buyer that the Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Buyer of the information the Company requires from each Buyer.
b. The Buyer, by the Buyer’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.
c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities are to be included, the Buyer agrees to enter into and perform the Buyer’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.
d. The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
e. The Buyer agrees that it will not effect any disposition or other transfer of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or pursuant to, and as contemplated in, the Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Buyer or its plan of distribution.
5. REGISTRATION FAILURE. In the event of a Registration Failure (as defined in the Warrants), as the exclusive monetary remedy therefore, the Buyer shall be entitled to Failure Payments (as defined in the Warrants) and such other rights as set forth in the Warrants.
6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company (but not including fees and disbursements of counsel for the Buyer) shall be borne by the Company.
7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:
a. The Company will indemnify, hold harmless and defend (i) the Buyer, (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls any Buyer within the meaning of the Securities Act or the Exchange Act, if any, (iii) any underwriter (as defined in the Securities Act) for the Buyer in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, a “Non-Company Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Non-Company Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) (A) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by any Non-Company Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Non-Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 10; (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Non-Company Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Non Company Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the Securities Act and such correct prospectus was timely made available pursuant to Section 3(d); (C) shall not be available to the extent such Claim is based on a failure of the Non-Company Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.
b. The Buyer will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about the Buyer, where such information was furnished in writing to the Company by the Buyer expressly for the purpose of inclusion in such Registration Statement. The Buyer shall reimburse the Company Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, provided however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Buyer shall be liable under this Section 7(b) for only that amount of a Claim as does not exceed the net amount of proceeds received by Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.
c. Promptly after receipt by a Non-Company Indemnified Person or a Company Indemnified Person (each an “Indemnified Person”) under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the

Company, the Buyer or the Deerfield Entities (each an “Indemnifying Person”) under this Section 7, deliver to the Indemnifying Person a written notice of the commencement thereof enclosing a copy of all relevant documents, including all papers served and claims made, but the failure to deliver written notice to the Indemnifying Person within a reasonable time of the commencement of any such action shall not relieve the Indemnifying Person of any liability to the Indemnified Person under this Section 7, except to the extent that the Indemnifying Person is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.
d. In the event a Claim is made against an Indemnified Person and it shall notify the applicable Indemnifying Person of the commencement thereof as provided by Section 7(c), such Indemnifying Person shall be entitled to participate in, and provided such Claim is solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Person and is not a criminal or regulatory action, to assume the defense of, such Claim with counsel reasonably satisfactory to such Indemnified Person, and after notice from such Indemnifying Person to such Indemnified Person of such Indemnifying Person’s election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten (10) business days following its receipt of such notice, such Indemnifying Person shall not be liable to such Indemnified Person for legal or other expenses related to such Claim incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Claim, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:
(i) the engagement of counsel by such Indemnified Person at the expense of the applicable Indemnifying Person has been authorized in writing by such Indemnifying Person;
(ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Person and such Indemnified Person in the conduct of the defense of such Claim or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) such Indemnifying Person shall not have the right to direct the defense of such Claim on behalf of the Indemnified Person);
(iii) the applicable Indemnifying Person shall not have engaged counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Claim within a reasonable time after notice of the commencement thereof, provided however, this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or
(iv) any counsel engaged by the applicable Indemnifying Person shall fail to timely commence or diligently conduct the defense of such Claim and such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Person, is in danger of materially prejudicing) the outcome of such Claim;
In each instance of (i) through (iv) above, the reasonable fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnifying Person. Only one counsel shall be retained by all Indemnified Persons with respect to any Claim, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Claim or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Person.
8. CONTRIBUTION. To the extent any indemnification by the Company or the Buyer is prohibited or limited by law, each of the Company and the Buyer agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard; provided, however, that (i) no Person that is guilty of fraudulent misrepresentation (within the meaning Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any

Person who was not guilty of fraudulent misrepresentation; and (ii) contribution by the Buyer of Registrable Securities shall be limited in amount to the net amount of proceeds received by the Buyer from the sale of such Registrable Securities pursuant to such Registration Statement.
9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration the Company agrees to:
a. make and keep public information available, as those terms are understood and defined in Rule 144;
b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
c. furnish to the Buyer so long as the Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.
10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of the Registrable Securities if: (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event that the Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, Buyer shall promptly notify the Company in writing of such transfer, and the Company shall thereafter have at least ten (10) days to file any amendments or supplements necessary to keep the Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Event of Failure (as defined in the Warrants) or Event of Default (as defined in the Warrants) under the Warrants caused thereby will be extended by ten (10) days.
11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Buyer (to the extent such Buyer still owns Registrable Securities). Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Buyer and the Company.
12. MISCELLANEOUS.
a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record or beneficially through a “street name” holder such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:
If to the Company:

Third Wave Technologies, Inc.
502 S. Rosa Road
Madison, Wisconsin 53719
Fax: (608) 663-7037
Attn: Kevin Conroy
With copy to:
Kennedy Covington Lobdell & Hickman, L.L.P.
4350 Lassiter at North Hills Avenue
Suite 300
Raleigh, North Carolina 27609
Fax: (919) 516-2028
Attn: D. Scott Coward. Esq.
If to a Buyer:
c/o Deerfield Capital, L.P.
780 Third Avenue, 37th Floor
New York, New York 10017
Fax: (212) 599-1248
Attn: Alexander Karnal
With a copy to:
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
Fax: (212) 940-8776
Attn: Mark I. Fisher, Esq.
         Elliot Press, Esq.
Each party shall provide notice to the other party of any change in address.
c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
e. This Agreement, the Warrants and the Facility Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Warrants and the Facility Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.
g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.
k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
m. In the event a Buyer shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.
n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.
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[Signature page follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the 10th day of December, 2007.

COMPANY:		BUYER:
THIRD WAVE TECHNOLOGIES, INC.		DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ Kevin Conroy	By:	/s/ James Flynn

	Name: Kevin Conroy		Name: James Flynn
	Title: President and CEO		Title: General Partner

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

		By:	/s/ James Flynn

Name: James Flynn
Title: General Partner